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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 6, 2002


AMERICAN EXPRESS                                    AMERICAN EXPRESS RECEIVABLES
CENTURION BANK                                        FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


      Utah                 11-2869526       333-76238-02                   Delaware              13-3854638        333-76238-01
(State or Other         (I.R.S. Employer    (Commission                (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of          Identification     File Number)               Jurisdiction of         Identification      File Number)
Incorporation or             Number)                                   Incorporation or            Number)
 Organization)                                                          Organization)

                   6985 UnionPark Center                                                   World Financial Center
                   Midvale, Utah 84047                                                       200 Vesey Street
                      (801) 565-5000                                                      New York, New York 10285
                                                                                               (212) 640-2000


                                    (Address, Including Zip Code, and Telephone Number,
                           Including Area Code, of each Registrant's Principal Executive Offices)
                             N/A                                                                40 Wall Street
(Former Name or Former Address, if Changed Since Last Report)                                 Mail Stop 10-19-06
                                                                                           New York, New York 10005
                                                                                                (917) 639-8396
                                                                       (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Not Applicable.

Item 2.  Not Applicable.

Item 3.  Not Applicable.

Item 4.  Not Applicable.

Item 5. On August 6, 2002, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $594,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2002-6, and $57,600,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2002-6, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.  Not Applicable.

Item 7.  Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01 Series Term Sheet, dated August 6, 2002, Class A Floating Rate Asset Backed Certificates, Series 2002-6, and the Class B Floating Rate Asset Backed Certificates, Series 2002-6, of the American Express Credit Account Master Trust.

Item 8.  Not Applicable.

Item 9.  Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                           American Express Centurion Bank,
                                           on behalf of the American Express
                                           Credit Account Master Trust


                                           By:      /s/ Maureen A. Ryan
                                               ---------------------------------
                                              Name:     Maureen A. Ryan
                                              Title:    Assistant Treasurer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Receivables Financing
                                      Corporation II
                                    on behalf of the American Express Credit
                                    Account Master Trust


                                    By:  /s/ John D. Koslow
                                        ----------------------------------------
                                        Name:  John D. Koslow
                                        Title: Vice President and Treasurer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit                    Description
-------                    -----------

Exhibit 99.01 Series Term Sheet, dated August 6, 2002, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2002-6, and the Class B Floating Rate Asset Backed Certificates, Series 2002-6, of the American Express Credit Account Master Trust.